Exhibit 10.5

OAKTREE ACQUISITION CORP.

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

[•], 2019

Oaktree Acquisition Holdings, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Oaktree Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Oaktree Acquisition Holdings, L.P. shall take steps directly or indirectly to make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071 (or any successor location). In exchange therefore, the Company shall pay Oaktree Acquisition Holdings, L.P. a sum of $10,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Oaktree Acquisition Holdings, L.P. hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

OAKTREE ACQUISITION CORP.

By:
Name:	Alexander Taubman
Title:	President and Chief Financial Officer

AGREED TO AND ACCEPTED BY:

OAKTREE ACQUISITION HOLDINGS, L.P.

By: Oaktree Acquisition Holdings GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its Director

By:
Name:
Title:

By:
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